UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Ultragenyx Option Exercise Pursuant to the Equity Purchase Agreement

As previously announced, on June 18, 2019 Arcturus Therapeutics Holdings Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Agreement”) with Ultragenyx Pharmaceutical Inc. (“Ultragenyx”). Pursuant to the Agreement, the Company granted Ultragenyx a two-year option (the “Option”) to purchase up to 600,000 additional shares of the Company’s common stock (the “Common Stock”) at a price of $16.00 per share. On May 20, 2020, Ultragenyx completed the exercise of the Option to purchase an additional 600,000 shares of Common Stock (the “Additional Shares”) in accordance with the terms of the Agreement. The issuance of the Additional Shares closed on May 20, 2020.

The issuance and sale of the Additional Shares have not been registered under the Securities Act. The Additional Shares have been sold and issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

None of the Additional Shares may be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any such securities.

Item 7.01. Regulation FD Disclosure.

On May 21, 2020, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1, announcing the issuance of the Additional Shares. The information set forth in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Registration Rights Agreement, dated June 18, 2019, between the Company and Ultragenyx Pharmaceutical Inc. (Incorporated by reference to Exhibit 4.1 to the Company’s 8-K filed on June 20, 2019.)
10.1	Equity Purchase Agreement, dated June 18, 2019, between the Company and Ultragenyx Pharmaceutical Inc. (Incorporated by reference to Exhibit 10.1 to the Company’s 8-K filed on June 20, 2019.)
99.1	Press Release, dated May 21, 2020, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: May 21, 2020

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer